UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2018 (October 23, 2018)

Riot Blockchain, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 6th Street, Suite 401
Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

 834-F South Perry Street, Suite 443
Castle Rock, CO 80104
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 23, 2018, Riot Blockchain, Inc. (the “Company”), through its wholly-owned subsidiary, Logical Brokerage Corporation (“Logical”) entered into an agreement (the “Agreement”) with Synapse Financial Technologies, Inc. (“SynapseFi”) to secure Synapse’s services to support the launch of the Company’s planned branded digital currency exchange in the United States.  A redacted copy of the Agreement is attached hereto as Exhibit 10.1.*
SynapseFi is an industry leader in the provision of Application Program Interfaces (“API”) to the financial services industry.  SynapseFi’s APIs provide a secure and stable means of communication between users and financial institutions, while providing security and compliance assurances to the financial institutions themselves, which are of paramount importance to the Company and the users of its planned digital currency exchange.

Under the terms of the Agreement, SynapseFi will engage Evolve Bancorp, Inc., through its subsidiary, Evolve Bank & Trust (collectively, “Evolve”), or any successor financial institution designated by SynapseFi, to provide Logical with all bank services directly. SynapseFi API will allow Logical to easily communicate user requests to Evolve, while assisting Evolve with managed risks and compliance concerns associated with the exchange of digital currencies. Pursuant to the terms of the Agreement, Logical has also agreed to submit to periodic security, compliance and risk reviews and audits performed by SynapseFi on behalf of Evolve as a means of ensuring continued compliance and reliability for Evolve, SynapseFi, the Company, and its end users.

The Agreement is effective, unless otherwise terminated by the parties according to the rules and procedures laid out in the Agreement, for an initial term running from January 1, 2019, through December 31, 2019, and shall automatically renew for successive twelve (12) month periods until such a time as the Agreement is not renewed by the parties.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Master Services Agreement and Software-as-a-Service Order Form by and between Logical Brokerage Corporation and Synapse Financial Technologies, Inc.*

*Confidential treatment has been requested for certain portions of this Exhibit containing privileged and confidential commercial and financial information pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and/or Rule 406 of the Securities Act of 1933, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Christopher Ensey
Christopher Ensey
Interim Chief Executive Officer

Dated: October 29, 2018